SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 24, 2006
                                                          --------------

                             Northwest Bancorp, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


           United States                  0-23817                 23-2900888
---------------------------------  -----------------------    -----------------
(State or other jurisdiction         (Commission File No.)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


                               100 Liberty Street
                              Warren, Pennsylvania               16365
                    (Address of principal executive office)    (Zip code)

Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------




      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17  CFR  240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange  Act  (17  CFR   240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange  Act  (17 CFR 240.13e-4 (c))



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Item 2.02         Results of Operations and Financial Condition
                  ---------------------------------------------

                  On July 24, 2006, Northwest Bancorp, Inc. issued an earnings release for the period ended June 30, 2006. A copy of the press release is included as exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.


Item 9.01         Financial Statements and Exhibits
                  ----------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Not applicable

                  (d)      Exhibits

                           Exhibit No.        Description
                           -----------        -----------
                           99.1               Press release dated July 24, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       NORTHWEST BANCORP, INC.


DATE:  July 25, 2006                   By: /s/ William W. Harvey, Jr.
       ------------------                  -----------------------------------
                                           William W. Harvey, Jr.
                                           Senior Vice President, Finance and
                                           Chief Financial Officer

                                  EXHIBIT 99.1

                    PRESS RELEASE OF NORTHWEST BANCORP, INC.